UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22186

Oppenheimer Master International Value Fund, LLC

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Arthur S. Gabinet

OppenheimerFunds, Inc.

Two World Financial Center, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: April 30

Date of reporting period: 10/31/2012

Item 1. Reports to Stockholders.

October 31, 2012

Oppenheimer Master International Value Fund, LLC	Semiannual Report

SEMIANNUAL REPORT

Listing of Top Holdings

Financial Statements

TABLE OF CONTENTS

SEMIANNUAL REPORT
4	Top Holdings and Allocations
6	Fund Expenses
8	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statements of Changes in Net Assets
14	Financial Highlights
15	Notes to Financial Statements
27	Board Approval of the Fund’s Investment Advisory Agreement
31	Portfolio Proxy Voting Policies and Procedures; Updates to Statements of Investments
32	Directors and Officers
33	Privacy Policy

Portfolio Manager

Randall Dishmon

Shares of Oppenheimer Master International Value Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

2	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

PERFORMANCE

Cumulative Total Return
For the 6-Month Period Ended 10/31/12
6.26%
Average Annual Total Returns
For the Periods Ended 10/31/12
1-Year	Since Inception (2/28/08)
6.51%	-2.63%

The Fund’s benchmarks, the MSCI All Country World ex. USA Index and the MSCI EAFE Index,1 produced cumulative total returns of 1.21% and 2.12%, respectively, for the 6 months ended 10/31/12.

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Fund returns include changes in share price and reinvested distributions, but do not consider capital gains or income taxes on an individual’s investment.

1. The MSCI All Country World ex. USA Index is a market capitalization-weighted index designed to measure equity market performance in certain global developed and emerging markets, excluding the United States. The MSCI EAFE (Europe, Australasia, Far East) Index is an unmanaged index of equity securities listed on a number of principal stock markets of Europe, Asia and Australia. Indices cannot be purchased directly by investors. Index performance is shown for illustrative purposes only and does not predict or depict the performance of the Fund.

3	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

TOP HOLDINGS AND ALLOCATIONS

Top Ten Common Stock Holdings
Virgin Media, Inc.	3.6%
Rogers Communications, Inc., Cl. B	3.4
Nestle SA	3.1
Resolution Ltd.	3.0
Diageo plc	2.9
AIA Group Ltd.	2.8
BNP Paribas SA	2.8
TE Connectivity Ltd.	2.8
Blinkx plc	2.7
Softbank Corp.	2.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on net assets.

Top Ten Geographical Holdings
United Kingdom	19.6%
Switzerland	13.2
United States	11.0
France	10.1
Japan	7.2
Canada	5.7
Germany	5.1
Sweden	3.2
Island of Guernsey	3.0
Hong Kong	2.8

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments.

Regional Allocation
Europe	63.4%
United States/Canada	16.7
Asia	14.1
Middle East/Africa	2.3
Latin America	2.1
Emerging Europe	1.4

Portfolio holdings and allocations are subject to change. Percentages are as of October 31, 2012, and are based on the total market value of investments.

4	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES

Shares of Oppenheimer Master International Value Fund, LLC are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933 (the “Securities Act”), as amended. Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. This report does not constitute an offer to sell, or the solicitation of an offer to buy, any “security” within the meaning of the Securities Act.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of the Fund commenced operations on 2/28/08.

5	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

FUND EXPENSES

Fund Expenses. As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2012.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in the Statement of Additional Information). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

6	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Actual	Beginning Account Value May 1, 2012	Ending Account Value October 31, 2012	Expenses Paid During 6 Months Ended October 31, 2012
	$1,000.00	$1,062.60	$4.48

Hypothetical (5% return before expenses)
	1,000.00	1,020.87	4.39

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The annualized expense ratio, excluding indirect expenses from affiliated fund, based on the 6-month period ended October 31, 2012 is as follows:

Expense Ratio
0.86%

The expense ratio reflects reduction to voluntary waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” table in the Fund’s financial statements, included in this report, also shows the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

7	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF INVESTMENTS    October 31, 2012 / Unaudited

	Shares	Value

Common Stocks—94.7%
Consumer Discretionary—18.3%
Hotels, Restaurants & Leisure—1.1%
Ladbrokes plc	1,317,250	$3,809,305
Household Durables—0.8%
Taylor Wimpey plc	2,951,390	2,910,096
Internet & Catalog Retail—0.8%
Rakuten, Inc.	324,527	2,918,832
Media—9.3%
Grupo Televisa SA, Sponsored GDR	324,930	7,343,415
Schibsted Gruppen AS	153,888	5,762,736
Virgin Media, Inc.	398,060	13,032,484
Zee Entertainment Enterprises Ltd.	564,274	1,981,961
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	1,576,332	4,999,591

		33,120,187
Multiline Retail—2.1%
Pinault-Printemps-Redoute SA	43,020	7,563,852
Specialty Retail—2.2%
SuperGroup plc[1]	745,550	8,042,993
Textiles, Apparel & Luxury Goods—2.0%
Bijou Brigitte Modische Accessoires AG	15,086	1,052,571
China Hongxing Sports Ltd.[1]	14,719,000	120,667
Christian Dior SA	41,480	5,954,363

		7,127,601
Consumer Staples—12.8%
Beverages—7.1%
C&C Group plc	1,137,535	5,446,462
Diageo plc	365,190	10,437,031
Pernod-Ricard SA	51,420	5,533,755
Thai Beverage plc	11,421,000	4,072,909

		25,490,157
Food Products—5.2%
AarhusKarlshamn AB	117,647	4,629,328
Biostime International Holdings Ltd.	1,050,000	2,693,402

	Shares	Value

Food Products Continued
Nestle SA	174,983	$11,104,365

		18,427,095
Personal Products—0.5%
Kao Corp.	61,800	1,735,633
Energy—3.7%
Energy Equipment & Services—0.0%
Master Marine AS1	640	—
Oil, Gas & Consumable Fuels—3.7%
Cameco Corp.	427,109	8,283,456
OAO Gazprom, Sponsored ADR	547,600	5,024,611

		13,308,067
Financials—21.7%
Capital Markets—6.3%
Daiwa Securities Group, Inc.	1,368,000	5,449,380
Gam Holding Ltd.[1]	244,463	3,426,985
ICAP plc	1,218,250	6,391,355
UBS AG	487,973	7,350,503

		22,618,223
Commercial Banks—4.3%
Banco Bilbao Vizcaya Argentaria SA	631,275	5,266,898
BNP Paribas SA	197,380	9,987,028

		15,253,926
Diversified Financial Services—1.9%
Kinnevik Investment AB, Cl. B	352,129	6,726,280
Insurance—5.8%
AIA Group Ltd.	2,555,000	10,104,548
Resolution Ltd.	3,064,140	10,794,484

		20,899,032
Real Estate Investment Trust (REITs)—2.3%
Hammerson plc	1,067,520	8,127,809
Real Estate Management & Development—1.1%
Deutsche Wohnen AG	221,500	4,059,532
Health Care—6.5%
Health Care Equipment & Supplies—0.9%
DiaSorin SpA	95,924	3,218,935
Health Care Providers & Services—1.6%
Rhoen-Klinikum AG	305,080	5,949,202

8	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

	Shares	Value

Pharmaceuticals—4.0%
Ipsen SA	271,668	$7,007,198
Santen Pharmaceutical Co. Ltd.	164,400	7,197,520

		14,204,718
Industrials—2.8%
Industrial Conglomerates—1.7%
Daetwyler Holding AG	25,364	2,207,401
Smiths Group plc	215,320	3,669,339

		5,876,740
Trading Companies & Distributors—1.1%
Brenntag AG	32,245	4,064,060
Information Technology—11.4%
Electronic Equipment, Instruments & Components—2.8%
TE Connectivity Ltd.	310,100	9,979,018
Internet Software & Services—4.3%
Baidu, Inc., ADR[1]	53,940	5,751,083
Blinkx plc[1]	8,396,673	9,688,417

		15,439,500
IT Services—0.6%
Atea ASA	188,749	2,011,208
Software—3.7%
Net 1 UEPS Technologies, Inc.[1]	237,154	2,098,813
Playtech Ltd.	585,930	4,005,357
Temenos Group AG1	436,647	7,150,077

		13,254,247
Materials—6.3%
Chemicals—4.3%
Chr. Hansen Holding AS	199,375	6,249,359
Fuchs Petrolub AG, Preference	46,489	3,281,562
Syngenta AG	15,171	5,926,350

		15,457,271
Containers & Packaging—2.0%
Rexam plc	962,330	6,937,125

	Shares	Value

Telecommunication Services—11.2%
Diversified Telecommunication Services—1.7%
Colt Group SA1	1,377,520	$2,456,404
Inmarsat plc	400,100	3,657,699

		6,114,103
Wireless Telecommunication Services—9.5%
MTN Group Ltd.	332,437	5,994,153
NII Holdings, Inc.[1]	924,180	7,365,715
Rogers Communications, Inc., Cl. B	276,199	12,123,719
Softbank Corp.	269,100	8,518,298

		34,001,885

Total Common Stocks (Cost $302,065,953)		338,646,632
Investment Company—5.3%
Oppenheimer Institutional Money Market Fund, Cl. E, 0.18%[2,3] (Cost $18,943,706)	18,943,706	18,943,706
Total Investments, at Value (Cost $321,009,659)	100.0%	357,590,338
Other Assets Net of Liabilities	0.0	32,962

Net Assets	100.0%	$357,623,300

9	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF INVESTMENTS    Unaudited / Continued

Footnotes to Statement of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended October 31, 2012, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

	Shares April 30, 2012	Gross Additions	Gross Reductions	Shares October 31, 2012
Oppenheimer Institutional Money Market Fund, Cl. E	11,242,670	108,849,076	101,148,040	18,943,706

			Value	Income
Oppenheimer Institutional Money Market Fund, Cl. E			$18,943,706	$14,580

3. Rate shown is the 7-day yield as of October 31, 2012.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United Kingdom	$70,132,930	19.6%
Switzerland	47,144,699	13.2
United States	39,341,905	11.0
France	36,046,196	10.1
Japan	25,819,663	7.2
Canada	20,407,175	5.7
Germany	18,406,927	5.1
Sweden	11,355,608	3.2
Island of Guernsey	10,794,484	3.0
Hong Kong	10,104,548	2.8
China	8,444,485	2.4
South Africa	8,092,966	2.3
Norway	7,773,944	2.2
Mexico	7,343,415	2.1
Denmark	6,249,359	1.7
Ireland	5,446,462	1.5
Spain	5,266,898	1.5
Russia	5,024,611	1.4
Portugal	4,999,591	1.4
Thailand	4,072,909	1.1
Italy	3,218,935	0.9
India	1,981,961	0.6
Bermuda	120,667	—

Total	$357,590,338	100.0%

See accompanying Notes to Financial Statements.

10	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF ASSETS AND LIABILITIES    October 31, 2012 / Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $302,065,953)	$338,646,632
Affiliated companies (cost $18,943,706)	18,943,706
357,590,338
Receivables and other assets:
Dividends	461,753
Other	18,442
Total assets	358,070,533
Liabilities
Bank overdraft	6,981
Payables and other liabilities:
Shares of beneficial interest redeemed	306,725
Foreign capital gains tax	96,252
Legal, auditing and other professional fees	19,187
Directors’ compensation	6,048
Shareholder communications	3,410
Other	8,630
Total liabilities	447,233
Net Assets—applicable to 40,516,079 shares of beneficial interest outstanding	$357,623,300
Net Asset Value, Redemption Price Per Share and Offering Price Per Share	$8.83

See accompanying Notes to Financial Statements.

11	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENT OF OPERATIONS    For the Six Months Ended October 31, 2012 / Unaudited

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $894,124)	$4,797,349
Affiliated companies	14,580
Total investment income	4,811,929
Expenses
Management fees	1,472,523
Custodian fees and expenses	29,389
Shareholder communications	8,309
Directors’ compensation	2,847
Administration service fees	750
Other	26,732
Total expenses	1,540,550
Less waivers and reimbursements of expenses	(46,741)
Net expenses	1,493,809
Net Investment Income	3,318,120
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies (net of foreign capital gains tax of $40,022)	9,302,209
Foreign currency transactions	(710,537)
Net realized gain	8,591,672
Net change in unrealized appreciation/depreciation on:
Investments (net of foreign capital gains tax of $84,616)	11,101,753
Translation of assets and liabilities denominated in foreign currencies	(1,984,051)
Net change in unrealized appreciation/depreciation	9,117,702
Net Increase in Net Assets Resulting from Operations	$21,027,494

See accompanying Notes to Financial Statements.

12	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012
Operations
Net investment income	$3,318,120	$7,284,512
Net realized gain (loss)	8,591,672	(76,548,733)
Net change in unrealized appreciation/depreciation	9,117,702	(29,927,924)
Net increase (decrease) in net assets resulting from operations	21,027,494	(99,192,145)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Proceeds from contributions	22,911,765	69,920,923
Payments from withdrawals	(48,262,573)	(69,143,672)
	(25,350,808)	777,251
Net Assets
Total decrease	(4,323,314)	(98,414,894)
Beginning of period	361,946,614	460,361,508
End of period	$357,623,300	$361,946,614

See accompanying Notes to Financial Statements.

13	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

FINANCIAL HIGHLIGHTS

	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Year Ended April 29, 2011[1]	Year Ended April 30, 2010	Year Ended April 30, 2009	Period Ended April 30, 2008[2]
Per Share Operating Data
Net asset value, beginning of period	$8.31	$10.55	$9.12	$5.84	$10.60	$10.00
Income (loss) from investment operations:
Net investment income[3]	.08	.17	.21	.13	.16	.09
Net realized and unrealized gain (loss)	.44	(2.41)	1.22	3.15	(4.92)	.51
Total from investment operations	.52	(2.24)	1.43	3.28	(4.76)	.60
Net asset value, end of period	$8.83	$8.31	$10.55	$9.12	$5.84	$10.60

Total Return, at Net Asset Value[4]	6.26%	(21.16)%	15.57%	56.16%	(44.91)%	6.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$357,623	$361,947	$460,362	$291,787	$99,966	$17,296
Average net assets (in thousands)	$344,571	$375,774	$355,942	$192,498	$86,101	$ 6,126
Ratios to average net assets:[5]
Net investment income	1.91%	1.94%	2.23%	1.53%	2.29%	4.91%
Total expenses[6]	0.89%	0.88%	0.89%	0.92%	0.96%	3.19%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.86%	0.85%	0.85%	0.89%	0.95%	3.16%
Portfolio turnover rate	43%	119%	33%	41%	108%	5%

1. April 29, 2011 represents the last business day of the Fund’s 2011 fiscal year.

2. For the period from February 28, 2008 (commencement of operations) to April 30, 2008.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Total expenses including indirect expenses from affiliated fund were as follows:

Six Months Ended October 31, 2012	0.89%
Year Ended April 30, 2012	0.88%
Year Ended April 29, 2011	0.90%
Year Ended April 30, 2010	0.93%
Year Ended April 30, 2009	0.97%
Period Ended April 30, 2008	3.22%

See accompanying Notes to Financial Statements.

14	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited

1. Significant Accounting Policies

Oppenheimer Master International Value Fund, LLC (the “Fund”) is organized as a Delaware limited liability company and registered under the Investment Company Act of 1940, as amended, as a diversified open-end, management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund’s investment adviser is OppenheimerFunds, Inc. (the “Manager”). As of October 31, 2012, approximately 100% of the shares of the Fund were owned by the Manager, other funds advised or sub-advised by the Manager or an affiliate of the Manager.

Shares of the Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). Investments in the Fund may only be made by certain “accredited investors” within the meaning of Regulation D under the Securities Act, including other investment companies. The Fund currently offers one class of shares.

For federal income tax purposes, the Fund qualifies as a partnership, and each investor in the Fund is treated as the owner of its proportionate share of the net assets, income, expenses, and realized and unrealized gains and losses of the Fund. Accordingly, as a “pass-through” entity, the Fund pays no dividends or capital gain distributions.

The following is a summary of significant accounting policies consistently followed by the Fund.

Investment in Oppenheimer Institutional Money Market Fund. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund (“IMMF”) to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund’s investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF’s Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF.

Foreign Currency Translation. The Fund’s accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Directors.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and

15	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

1. Significant Accounting Policies Continued

foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund’s Statement of Operations.

Federal Taxes. The Fund, as an entity, will not be subject to U.S. federal income tax. The Fund will be treated for U.S. federal income tax purposes as a partnership, and not as an association taxable as a corporation. Therefore, a tax provision is not required. Each shareholder is required for U.S. federal income tax purposes to take into account, in its taxable year with which (or within which a taxable year of the Fund ends), its distributive share of all items of Fund income, gains, losses, and deductions for such taxable year of the Fund. A shareholder must take such items into account even if the Fund does not distribute cash or other property to such shareholder during its taxable year.

Although the Fund is treated as a partnership for Federal tax purposes, it is intended that the Fund’s assets, income and distributions will be managed in such a way that investment in the Fund would not cause an investor that is a regulated investment company under Subchapter M of the Code (“RIC”) to fail that qualification.

Directors’ Compensation. The Board of Directors has adopted a compensation deferral plan for independent directors that enables directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Director under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Director. The Fund purchases shares of the funds selected for deferral by the Director in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of directors’ fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian

16	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former directors and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2. Securities Valuation

The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the “Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

17	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day’s closing “bid” and “asked” prices, and if not, at the current day’s closing bid price. A security of a foreign issuer traded on a foreign exchange but not listed on a registered U.S. securities exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority); (1) using a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

18	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors
Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.
Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.
Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such

19	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

2. Securities Valuation Continued

methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1)	Level 1—unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)
2)	Level 2—inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)
3)	Level 3—significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities as of October 31, 2012 based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$65,372,199	$—	$120,667	$65,492,866
Consumer Staples	45,652,885	—	—	45,652,885
Energy	8,283,456	5,024,611	—	13,308,067
Financials	56,920,286	20,764,516	—	77,684,802
Health Care	23,372,855	—	—	23,372,855
Industrials	9,940,800	—	—	9,940,800
Information Technology	40,683,973	—	—	40,683,973
Materials	22,394,396	—	—	22,394,396
Telecommunication Services	40,115,988	—	—	40,115,988
Investment Company	18,943,706	—	—	18,943,706

Total Assets	$331,680,544	$25,789,127	$120,667	$357,590,338

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

20	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2 *
Assets Table
Investments, at Value:
Common Stocks
Energy	$—	$(6,160,052)	$6,160,052	$—
Financials	8,862,310	(5,670,990)	5,670,990	(8,862,310)
Health Care	5,649,427	—	—	(5,649,427)
Telecommunication Services	6,628,637	—	—	(6,628,637)

Total Assets	$21,140,374	$(11,831,042)	$11,831,042	$(21,140,374)

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund’s assets were valued but after the close of the securities’ respective exchanges.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

3. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

	Six Months Ended October 31, 2012		Year Ended April 30, 2012
	Shares	Amount	Shares	Amount
Contributions	2,813,698	$22,911,765	8,219,601	$69,920,923
Withdrawals	(5,853,534)	(48,262,573)	(8,303,908)	(69,143,672)

Total increase (decrease)	(3,039,836)	$(25,350,808)	(84,307)	$777,251

4. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the six months ended October 31, 2012, were as follows:

	Purchases	Sales
Investment securities	$143,861,494	$173,305,784

5. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate of 0.85%.

Administration Service Fees. The Fund pays the Manager a fee of $1,500 per year for preparing and filing the Fund’s tax returns.

Transfer Agent Fees. OppenheimerFunds Services (“OFS”), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. For the six months ended October 31, 2012, the Fund paid no fees to OFS for services to the Fund.

21	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

5. Fees and Other Transactions with Affiliates Continued

Waivers and Reimbursements of Expenses. The Manager has voluntarily agreed to waive a portion of the Fund’s advisory fee so that the effective advisory fee rate for the Fund will not exceed the combined effective advisory fee and administrative fee rates of Oppenheimer International Value Fund measured as of the last business day of the prior month. For the six months ended October 31, 2012, the Manager waived $39,236.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IMMF. During the six months ended October 31, 2012, the Manager waived fees and/or reimbursed the Fund $7,505 for IMMF management fees.

Some of these undertakings may be modified or terminated at any time; some may not be modified or terminated until after one year from the date of the current prospectus, as indicated therein.

6. Risk Exposures and the Use of Derivative Instruments

The Fund’s investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

Market Risk Factors. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

22	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund’s actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

Risks of Investing in Derivatives. The Fund’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Counterparty Credit Risk. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund’s derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

Credit Related Contingent Features. The Fund’s agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional

23	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

6. Risk Exposures and the Use of Derivative Instruments Continued

collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Foreign currency transactions
Foreign exchange contracts	$522,358

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Translation of assets and liabilities denominated in foreign currencies
Foreign exchange contracts	$(1,264)

Foreign Currency Exchange Contracts

The Fund may enter into foreign currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date.

Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for or sell currencies to acquire related foreign securities purchase and sale transactions, respectively, or to convert foreign currencies to U.S. dollars from related foreign securities transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

During the six months ended October 31, 2012, the Fund had daily average contract amounts on forward foreign currency contracts to buy and sell of $2,745,252 and $3,357,853, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

As of October 31, 2012, the Fund had no outstanding forward contracts.

24	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

7. Pending Litigation

Since 2009, a number of class action lawsuits have been pending in federal courts against OppenheimerFunds, Inc., the Fund’s investment advisor (the “Manager”), OppenheimerFunds Distributor, Inc., the Fund’s principal underwriter and distributor (the “Distributor”), and certain funds (but not including the Fund) advised by the Manager and distributed by the Distributor (the “Defendant Funds”). Several of these lawsuits also name as defendants certain officers and current and former trustees of the respective Defendant Funds. The lawsuits raise claims under federal securities law and allege, among other things, that the disclosure documents of the respective Defendant Funds contained misrepresentations and omissions and that the respective Defendant Funds’ investment policies were not followed. The plaintiffs in these actions seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. The Defendant Funds’ Boards of Trustees have also engaged counsel to represent the Funds and the present and former Independent Trustees named in those suits.

Other class action and individual lawsuits have been filed since 2008 in various state and federal courts against the Manager and certain of its affiliates by investors seeking to recover investments they allegedly lost as a result of the “Ponzi” scheme run by Bernard L. Madoff and his firm, Bernard L. Madoff Investment Securities, LLC (“BLMIS”). Plaintiffs in these suits allege that they suffered losses as a result of their investments in several funds managed by an affiliate of the Manager and assert a variety of claims, including breach of fiduciary duty, fraud, negligent misrepresentation, unjust enrichment, and violation of federal and state securities laws and regulations, among others. They seek unspecified damages, equitable relief and awards of attorneys’ fees and litigation expenses. Neither the Distributor, nor any of the Oppenheimer mutual funds, their independent trustees or directors are named as defendants in these lawsuits. None of the Oppenheimer mutual funds invested in any funds or accounts managed by Madoff or BLMIS. On February 28, 2011, a stipulation of partial settlement of three groups of consolidated putative class action lawsuits relating to these matters was filed in the U.S. District Court for the Southern District of New York. On August 19, 2011, the court entered an order and final judgment approving the settlement as fair, reasonable and adequate. In September 2011, certain parties filed notices of appeal from the court’s order approving the settlement. The settlement does not resolve other outstanding lawsuits against the Manager and its affiliates relating to BLMIS.

On April 16, 2010, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark IV Funding Limited (“AAArdvark IV”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark IV. Plaintiffs allege breach of contract against the defendants and seek compensatory damages, costs and disbursements, including attorney fees. On July 15, 2011, a lawsuit was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark Funding Limited (“AAArdvark I”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark I. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees. On November 9, 2011, a lawsuit

25	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

NOTES TO FINANCIAL STATEMENTS    Unaudited / Continued

7. Pending Litigation Continued

was filed in New York state court against the Manager, an affiliate of the Manager and AAArdvark XS Funding Limited (“AAArdvark XS”), an entity advised by the Manager’s affiliate, in connection with investments made by the plaintiffs in AAArdvark XS. The complaint alleges breach of contract against the defendants and seeks compensatory damages, costs and disbursements, including attorney fees.

The Manager believes the lawsuits and appeals described above are without legal merit and, with the exception of actions it has settled, is defending against them vigorously. While it is premature to render any opinion as to the outcome in these lawsuits, or whether any costs that the Defendant Funds may bear in defending the suits might not be reimbursed by insurance, the Manager believes that these suits should not impair the ability of the Manager or the Distributor to perform their respective duties to the Fund, and that the outcome of all of the suits together should not have any material effect on the operations of any of the Oppenheimer mutual funds.

26	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT

Each year, the Board of Directors (the “Board”), including a majority of the independent Directors, is required to determine whether to renew the Fund’s investment advisory agreement (the “Agreement”). The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Manager provide, such information as may be reasonably necessary to evaluate the terms of the Agreement. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Manager and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Manager’s services, (ii) the investment performance of the Fund and the Manager, (iii) the fees and expenses of the Fund, including comparative expense information, (iv) the profitability of the Manager and its affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Manager from its relationship with the Fund. The Board was aware that there are alternatives to retaining the Manager.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Manager’s key personnel who provide such services. The Manager’s duties include providing the Fund with the services of the portfolio manager and the Manager’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; securities trading services; oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; and risk management. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund’s shares. The Manager also provides the Fund with office space, facilities and equipment.

27	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Continued

The Board also considered the quality of the services provided and the quality of the Manager’s resources that are available to the Fund. The Board took account of the fact that the Manager has had over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager’s advisory, administrative, accounting, legal, compliance services and risk management, and information the Board has received regarding the experience and professional qualifications of the Manager’s key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Randall Dishmon, the portfolio manager for the Fund, and the Manager’s investment team and analysts. The Board members also considered the totality of their experiences with the Manager as directors or trustees of the Fund and other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Manager’s experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreement.

Investment Performance of the Manager and the Fund. Throughout the year, the Manager provided information on the investment performance of the Fund and the Manager, including comparative performance information. The Board also reviewed information, prepared by the Manager and by the independent consultant, comparing the Fund’s historical performance to relevant market indices and to the performance of other retail front-end load and no-load international multi-cap value funds. The Board noted that the Fund’s three-year performance was better than its peer group median although its one-year and since-inception performance was below its peer group median.

Costs of Services by the Manager. The Board reviewed the fees paid to the Manager and the other expenses borne by the Fund. The Board also considered the comparability of the fees charged and the services provided to the Fund to the fees and services for other clients or accounts advised by the Manager. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail front-end load international multi-cap value funds with comparable asset levels and distribution features. After discussions with the Board, the Manager has agreed to voluntarily waive a portion of the Fund’s advisory fee so that the effective advisory fee rate for the Fund will not exceed the combined effective advisory fee and administrative fee rates of Oppenheimer International Value Fund measured as of the last business date of the prior month. This voluntary waiver may be withdrawn at any time. The Board noted that the

28	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Fund’s actual management fees and total expenses were lower than its expense group median and average. The Fund’s contractual management fees were equal to its expense group median and lower than its expense group average.

Economies of Scale and Profits Realized by the Manager. The Board considered information regarding the Manager’s costs in serving as the Fund’s investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager’s profitability from its relationship with the Fund. The Board reviewed whether the Manager may realize economies of scale in managing and supporting the Fund and whether those economies of scale benefit the Fund’s shareholders at the current level of Fund assets in relation to its management fee.

Other Benefits to the Manager. In addition to considering the profits realized by the Manager, the Board considered information that was provided regarding the direct and indirect benefits the Manager receives as a result of its relationship with the Fund, including compensation paid to the Manager’s affiliates and research provided to the Manager in connection with permissible brokerage arrangements (soft dollar arrangements). The Board also considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund.

Conclusions. These factors were also considered by the independent Directors meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Directors. Fund counsel and the independent Directors’ counsel are independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Directors, decided to continue the Agreement. In addition, the Board, including a majority of the Independent Directors, approved the restructuring of the Fund’s investment advisory arrangement so that, effective January 1, 2013, (i) OFI Global Asset Management, Inc. (“OFI Global”), a wholly owned subsidiary of the Manager, will serve as the investment adviser to the Fund in place of the Manager under a Restated Advisory Agreement (“Restated Advisory Agreement”), and (ii) OFI Global will enter into a Sub-Advisory Agreement (“Sub-Advisory Agreement”) with the Manager to provide investment sub-advisory services to the Fund. OFI Global will pay the Manager a percentage of the net investment advisory fee (after all applicable waivers have been deducted) that it receives from the Fund. The Agreement will continue until the earlier of September 30, 2013 or the effective date of the Restated Advisory

29	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

BOARD APPROVAL OF THE FUND’S INVESTMENT

ADVISORY AGREEMENT    Continued

Agreement between the Fund and OFI Global. The Restated Advisory Agreement and Sub-Advisory Agreement will continue until September 30, 2013.

In arriving at its decisions, the Board did not single out any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreement, Restated Advisory Agreement and Sub-Advisory Agreement, including the management fees, in light of all of the surrounding circumstances.

30	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;

UPDATES TO STATEMENTS OF INVESTMENTS    Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund’s website at oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

31	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

Directors and Officers

Brian F Wruble, Chairman of the Board of Directors and Director

David K. Downes, Director

Matthew P. Fink, Director

Phillip A. Griffiths, Director

Mary F. Miller, Director

Joel W. Motley, Director

Mary Ann Tynan, Director

Joseph M. Wikler, Director

Peter I. Wold, Director

William F. Glavin, Jr., Director, President and Principal Executive Officer

Randall Dishmon, Vice President

Arthur S. Gabinet, Secretary and Chief Legal Officer

Christina M. Nasta, Vice President and Chief Business Officer

Mark S. Vandehey, Vice President and Chief Compliance Officer

Brian W. Wixted, Treasurer and Principal Financial & Accounting Officer

Manager	OppenheimerFunds, Inc.
Distributor	OppenheimerFunds Distributor, Inc.
Transfer and Shareholder ServicingAgent	OppenheimerFunds Services
Independent Registered Public Accounting Firm	KPMG LLP
Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2012 OppenheimerFunds, Inc. All rights reserved.

32	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

PRIVACY POLICY

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct, our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited
●	When you set up challenge questions to reset your password online

If you visit www.oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

We send your financial advisor (as designated by you) copies of confirmations, account statements and other documents reporting activity in your fund accounts. We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website.

33	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

PRIVACY POLICY    Continued

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●

All transactions, including redemptions, exchanges and purchases, are secured by SSL and 128-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.

●

Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.

●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., and each of its financial institution subsidiaries, the trustee of OppenheimerFunds Individual Retirement Accounts (IRAs) and the custodian of the OppenheimerFunds 403(b)(7) tax sheltered custodial accounts. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2012. In the event it is updated or changed, we will post an updated notice on our website at www.oppenheimerfunds.com. If you have any questions about these privacy policies, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at www.oppenheimerfunds.com or call us at 1.800.525.7048.

34	OPPENHEIMER MASTER INTERNATIONAL VALUE FUND, LLC

INFORMATION AND SERVICES

General Information

Representatives available Mon–Fri 8am–8pm ET

1.800.CALL OPP (1.800.225.5677)

Written Correspondence and Transaction Requests

OppenheimerFunds Services

P.O. Box 5270, Denver, CO 80217-5270

For Overnight Delivery

OppenheimerFunds Services

12100 East Iliff Avenue, Suite 300

Aurora, CO 80014

RS1260.001.1012    December 21, 2012

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

1.	The Fund’s Governance Committee (the “Committee”) will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds’ investment manager and its affiliates in making the selection.

2.

The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the Investment Company Act of 1940; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3.	The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

•	the name, address, and business, educational, and/or other pertinent background of the person being recommended;

•	a statement concerning whether the person is an “interested person” as defined in the Investment Company Act of 1940;

•	any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

•	the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4.	Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds’ investment adviser) would be deemed an “interested person” under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

5.	Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 10/31/2012, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Master International Value Fund, LLC

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 12/11/2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ William F. Glavin, Jr.
William F. Glavin, Jr.
Principal Executive Officer

Date: 12/11/2012

By:	/s/ Brian W. Wixted
Brian W. Wixted
Principal Financial Officer

Date: 12/11/2012